Exhibit 10-17
First Amendment to Restated Partial Requirements Agreement
Among
Metropolitan Edison Company, Pennsylvania Electric Company, and
FirstEnergy Solutions Corp.

This First Amendment to the Restated Partial Requirements Agreement dated January 1, 2003 ("Restated Agreement") is entered into by and among Metropolitan Edison Company, a Pennsylvania corporation, Pennsylvania Electric Company, a Pennsylvania corporation, on behalf of itself and The Waverly Electric Power and Light Company, a New York corporation (collectively "Buyers"), and FirstEnergy Solutions Corp. ("Seller"), an Ohio corporation, on this 29th day of August, 2003. Buyers and Seller are all wholly owned subsidiaries of FirstEnergy Corp., a registered public utility holding company. The Buyers and Sellers may be individually referred to as a "Party" or collectively as "Parties;". Unless specifically modified herein, all terms and conditions of the Restated Agreement remain in full force and effect. All capitalized terms have the same meaning as in the Restated Agreement.

WHEREAS the Parties desire to amend their respective rights and obligations under the Restated Agreement to permit Buyers to obtain all or a portion of their Provider of Last Resort Obligation directly from third party suppliers where it is economic and reasonable to do so;

NOW THEREFORE, in consideration of the mutual agreements, covenants and conditions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, Buyers and Sellers agree as follows:

1.
Notwithstanding any provision of the Restated Agreement, the Parties agree that where economic and reasonable to do so, Buyers may purchase all or a portion of capacity, energy, ancillary services and other services necessary to satisfy their Provider of Last Resort Obligation for which Committed Resources have not been obtained from parties other than Seller. Seller may act as agent for Buyer in procuring the capacity, energy, ancillary services, and other services necessary to satisfy Buyers Provider of Last Resort Obligation. Buyers authorize Seller to act as agent for Buyers and to enter into any agreements as are reasonably necessary to obtain the capacity, energy, ancillary services, and other services necessary to satisfy this Provider of Last Resort Obligation on Buyers' behalf.

2.
Buyers will be responsible for all costs of the capacity, energy, ancillary services, and other services acquired by Seller on their behalf. Seller will charge no fee or commission for providing this service to Buyers.

IN WITNESS WHEREOF, this First Amendment has been executed and delivered by the duly authorized officers of the Parties as of August 29, 2003.

FirstEnergy Solutions Corp.
By:/s/ Guy L. Pipitone
Guy L. Pipitone, Senior Vice President

Metropolitan Edison Company
Pennsylvania Electric Company
The Waverly Electric Power and Light Company

By: /s/ Richard H. Marsh
Richard H. Marsh, Senior Vice President

56701

[Execution Copy]

Restated Partial Requirements Agreement

Among

Metropolitan Edison Company, Pennsylvania Electric Company, and FirstEnergy
Solutions Corp.

This Restated Partial Requirements Agreement ("Restated Agreement") dated as January 1,2003, is entered into by and between Metropolitan Edison Company, a Pennsylvania corporation, Pennsylvania Electric Company, a Pennsylvania corporation, on behalf of itself and The Waverly Electric Power and Light Company, a New York corporation (collectively "Buyers"), and FirstEnergy Solutions Corp. ("Seller"), an Ohio corporation, all wholly owned subsidiaries of FirstEnergy Corp., a registered utility holding company. The Buyers and Sellers may individually be referred to as a "Party" or collectively as "Parties" in this Restated Agreement.

WHEREAS, Buyers are electric distribution companies with an obligation to serve retail customers under New York and Pennsylvania law (hereinafter "Provider of Last Resort Obligation"); and

WHEREAS, Seller is authorized to sell wholesale capacity, energy, and ancillary services to Buyers under First Revised Service Agreement Nos. 1 and 2 pursuant to Solutions FERC Electric Tariff, Original Volume No.1; and

WHEREAS, Buyers desire to obtain the wholesale capacity, energy and ancillary services necessary to satisfy their retail Provider of Last Resort Obligation from Seller

WHEREAS, the Parties desire to restate their obligations under their Partial Requirements Agreement dated September 1, 2002;

NOW THEREFORE, in consideration of the mutual agreements, covenants and conditions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, Buyers and Seller hereby agree as follows:

1.
Purchase. Buyers agree to purchase from Seller the portion of their Provider of Last Resort Obligation for which committed capacity, energy and ancillary services resources ("Committed Resources") have not been obtained as of the date of this Restated Agreement. For purposes of this Restated Agreement, Committed Resources include, but are not limited to, non-utility generation under contract to Buyers, Buyer owned generating facilities, purchased power contracts, and distributed generation.

2.
Sale. Seller agrees to supply all capacity, energy and ancillary services required to meet the Buyers' Provider of Last Resort Obligation, less any Committed Resources, and will comply with all requirements of the Federal Energy Regulatory Commission, the New York Public Service Commission, the Pennsylvania Public Utility Commission, and the applicable requirements of PJM Interconnection, LLC.

3.
Forecast of Provider of Last Resort Obligation and Committed Resources.  No later than sixty days prior to the beginning of any calendar year, Buyers shall provide Seller a forecast ("Annual Forecast") of their Provider of Last Resort Obligation and Committed Resources for that calendar year. The capacity, energy, and ancillary services requirements associated with the Provider of Last Resort Obligation and Committed Resources for each month of that Annual Forecast will be provided in the format and detail agreed upon by the Parties. Buyers will update the Annual Forecast on a monthly basis for known changes. Buyers will change the amount of Provider of Last Resort Obligation or Committed Resources for any month of the Annual Forecast by written notice to Seller no later than five business days prior to the beginning of that month. Seller will be responsible for supplying all capacity, energy, and ancillary services required by Buyers' Provider of Last Resort customers regardless of the Annual Forecast supplied by Buyers.

4.
Transmission and Delivery Points. Seller will provide capacity, energy, and ancillary services, including losses, to Buyers at their respective zones within PJM. Title to capacity, energy, and ancillary services will pass to Buyers at the delivery points.

5.
Price for Provider of Last Resort Service. Metropolitan Edison Company and Pennsylvania Electric Company will pay Seller $41.65 and $41.41 per MWH, respectively for all capacity, energy, and ancillary services provided to Buyers under Section 1 of this Restated Agreement. The Parties will agree upon a transfer date for the funds remitted to Seller that will be no less frequently than monthly.

6.
Effective Date and Term. This Restated Agreement shall be effective January 1,2003 and will remain in effect until December 31,2003. This initial term will be automatically extended for successive periods of one year unless either Party gives sixty days notice of termination to the other Party prior to the end of the calendar year. Unless otherwise agreed by the Parties, such termination shall not affect or excuse the performance of transactions entered into on behalf of either Party prior to notice of termination. This Restated Agreement shall remain in effect until both Parties have fully performed their obligations under said transactions.

7.
Regulatory Out Provision. In the event that a Party's obligations under this Restated Agreement are materially and adversely affected by a change in law, rule, regulation, or other action by a governmental authority or regulatory agency, the adversely affected Party may terminate this Restated Agreement upon sixty days written notice to the other Party.

8.	Governing Law. This Restated Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to the choice of law rules thereof.

9.
Execution in Counterparts; Facsimile Signatures. This Restated Agreement may be executed in multiple counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when all counterparts have been signed by each of the Parties and delivered to each Party hereto. Deli very of an executed signature page counterpart by telecopies shall be as effective as delivery of a manually executed counterpart.

10.	Representation and Warranties. Each Party represents and warrants that it has full authority and right to enter into this Restated Agreement.

11.
Effect of Restated Agreement. This Restated Agreement supercedes and replaces all prior agreements between the Parties with respect to the subject matter hereof, including the September 1, 2002 Partial Requirements Agreement.

IN WITNESS WHEREOF, this Restated Agreement has been executed and delivered by the duly authorized officers of the Parties as of the date first above written.

FirstEnergy Solutions Corp.

By: /s/ Arthur R. Garfield Arthur R. Garfield, President

Metropolitan Edison Company
Pennsylvania Electric Company
The Waverly Electric Power and Light Company

By: /s/ H Peter Burg H. Peter Burg, President

Date:    March 28, 2003

cc:  L. Vespoli, A. Garfield, H. Wagner,
       D. Blank, W. Byrd, R. D' Angelo.
       R. Fields, K. Kolich, E. Ogden

From:   M. Beiting

Partial Requirements Agreement

Among

Metropolitan Edison Company, Pennsylvania Electric Company, and FirstEnergy
Solutions Corp.

This Partial Requirements Agreement ("Agreement") dated as of September 1, 2002, is entered into by and between Metropolitan Edison Company, a Pennsylvania corporation, Pennsylvania Electric Company, a Pennsylvania corporation, on behalf of itself and The Waverly Power and Light Company, a New York corporation (collectively "Buyers"), and FirstEnergy Solutions Corp. ("Seller"), an Ohio corporation, all wholly owned subsidiaries of FirstEnergy Corp., a registered utility holding company. The Buyers and Sellers may individually be referred to as a "Party" or collectively as "Parties" in this Agreement.

WHEREAS, Buyers are electric distribution companies with an obligation to serve retail customers under New York and Pennsylvania law (hereinafter "Provider of Last Resort Obligation"); and

WHEREAS, Seller is authorized to sell wholesale capacity, energy, and ancillary services to Buyers under First Revised Service Agreement Nos. 1 and 2 pursuant to Solutions FERC Electric Tariff, Original Volume No.1; and

WHEREAS, Buyers desire to obtain the wholesale capacity, energy and ancillary services necessary to satisfy their retail Provider of Last Resort Obligation from Seller;

NOW THEREFORE, in consideration of the mutual agreements, covenants and conditions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, Buyers and Seller hereby agree as follows:

1.
Purchase. Buyers agree to purchase from Seller the portion of their Provider of Last Resort Obligation for which committed capacity, energy and ancillary services resources ("Committed Resources") have not been obtained as of the date of this Agreement. For purposes of this Agreement, Committed Resources include, but are not limited to, non-utility generation under contract to Buyers, Buyer owned generating facilities, purchased power contracts, and distributed generation under contract to Buyers.

2.
Sale. Seller agrees to supply all capacity, energy and ancillary services required to meet the Buyers'. Provider of Last Resort Obligation, less any Committed Resources, and will comply with all requirements of the Federal Energy Regulatory Commission, the New York Public Service Commission, the Pennsylvania Public Utility Commission, and the applicable requirements of PJM Interconnection, LLC.

3.
Forecast of Provider of Last Resort Obligation and Committed Resources. No later than five business days after the effective date of this Agreement, and no later than sixty days prior to the beginning of any subsequent calendar year, Buyers shall provide Seller a forecast ("Annual Forecast") of their Provider of Last Resort Obligation and Committed Resources for that calendar year. The capacity, energy, and ancillary services requirements associated with the Provider of Last Resort Obligation and Committed Resources for each month of that Annual Forecast will be provided in the format and detail agreed upon by the Parties. Buyers will update the Annual Forecast on a monthly basis for known changes. Seller will be responsible for supplying all capacity, energy, and ancillary services required by Buyers' Provider of Last Resort customers regardless of the accuracy of the Annual Forecast supplied by Buyers.

4.
Transmission and Delivery Points. Seller will provide capacity, energy, and ancillary services, including losses, to Buyers at their respective Transmission Zones within PIM. Title to capacity, energy, and ancillary services will pass to Buyers at the delivery points.

5.
Compensation for Provider of Last Resort Service. Seller will provide capacity, energy, and ancillary services to Buyers, and Buyers will remit to Seller all amounts collected from retail customers for Provider of Last Resort generation service under their respective retail tariffs, less: 1) any revenue based taxes paid by Buyers; 2) Buyers' cost of Committed Resources; 3) generation-related PJM costs incurred by Buyers as a direct result of their Provider of Last Resort Obligation; and 4) an amount to be calculated by multiplying the rate determined in Schedule A by the actual monthly sales supplied by Seller. The Parties will agree upon a transfer date for the funds remitted to Seller that will be no less frequently than monthly.

6.
Effect of Commonwealth Court decision. If the decision in ARRIPA v. Pennsylvania Public Utility Commission, et al., 792 A.2d 636 (2002) becomes final or is affirmed with respect to the lack of authority under Pennsylvania law for Metropolitan Edison Company and Pennsylvania Electric Company to record deferred Provider of Last Resort Obligations on their books, Buyer may not continue to reduce the shopping credit by application of item 4) in paragraph 5 of this Agreement, and any prior reductions to the shopping credit revenue from application of item 4) will be remitted to Seller.

7.
Effective Date and Term. This Agreement shall be effective September 1, 2002 and will remain in effect until December 31,2002. This initial term will be automatically extended for successive periods of one year unless either Party gives at least sixty days notice of termination to the other Party prior to the end of the calendar year. Unless otherwise agreed by the Parties, such termination shall not affect or excuse the performance of transactions entered into or incurred on behalf of either Party prior to notice of termination. This Agreement shall remain in effect until both Parties have fully performed said transactions and obligations.

8.
Regulatory Out Provision. In the event that a Party's obligations under this Agreement are materially and adversely affected by a change in law, rule, regulation; or other action by a governmental authority or regulatory agency, the adversely affected Party may terminate this Agreement upon sixty days written notice to the other Party.

9.	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to the choice of law rules thereof.

10.
Execution in Counterparts; Facsimile Signatures. This Agreement may be executed in multiple counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when all counterparts have been signed by each of the Parties and delivered to each Party hereto. Delivery of an executed signature page counterpart by telecopies shall be as effective as delivery of a manually executed counterpart.

11.	Representation and Warranties. Each Party represents and warrants that it has full authority and right to enter into this Agreement.

12.
General. This Agreement constitutes the entire agreement of the Parties relating to the subject matter and revokes and supercedes any previous agreement of the Parties related to the subject matter. No amendment or modification to this Agreement will be enforceable unless reduced to writing and executed by both Parties.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the duly authorized officers of the Parties as of August 30, 2002.

FirstEnergy Solutions Corp.	Metropolitan Edison Company Pennsylvania Electric Company The Waverly Power and Light Company
By:/s/ Guy L. Pipitone	By: /s/ H. Peter Burg
Guy L. Pipitone Senior Vice President	H. Peter Burg, President

(53237)

Schedule A

As a condition of this Agreement, beginning in 2003 Buyers will reduce the shopping credit by the following calculation.

      rate = [BALBOP * (Mp / Mf)] / GWHf
      Pay Down Amount = rate* sales supplied by Seller for the calendar month.

where,
           BALBOP = Provider of Last Resort Deferred Balance at beginning of period excluding interest accrued subsequent to the effective date of this Agreement
           Mp = Number of months in the period
           Mr = Number of months remaining in the total amortization period
           GWHf = Sales forecasted to be supplied by Seller for the period

Rate shall be calculated annually for application in the subsequent calendar year.

(53237)